AMENDMENT AND TERMINATION AGREEMENT


    This Amendment and Termination Agreement (hereafter, the
"Agreement") is dated and effective as of the 28th day of December, 1998 and is entered into by and between Dennis J. Hegyi, an individual residing at 1708 Morton Avenue, Ann Arbor, Michigan
48104 ("Hegyi") and Control Devices, Inc., an Indiana corporation headquartered on Route 35, Standish, Maine 04084 ("CDI").

                           RECITALS:

A. In April, 1995, CDI and Hegyi entered into several agreements, including a License Agreement, Rain Sensor and Fog Sensor (the
"Rain/Fog Sensor Agreement") and an Agreement to Grant License
(the "Agreement to Grant License").

B. CDI and Hegyi now wish also to enter into a License Agreement with respect to a Quadrant Sensor pursuant to the Agreement to Grant License.

C.  CDI and Hegyi  also wish to amend the Rain/Fog Sensor
Agreement, to terminate the Agreement to Grant License and to evidence their understanding in connection therewith.

    NOW, THEREFORE, based on these premises and in consideration of the mutual covenants contained herein, and each act done pursuant thereto, the parties hereby agree as follows:

    1. Elimination of Payments and Decrease in Royalty Rates under Rain/Fog Sensor Agreement. In consideration of the payment set forth in Section 3 below, effective on the date hereof, the Rain/Fog Sensor Agreement is hereby modified and amended as follows:

    (a) The words "six percent (6%)" in Section 3.1 and 3.2(a)(i) shall be deleted and in lieu thereof, the words "three percent (3%)" shall be added.

(b) Sections 3.5, 3.6 and Section 1.11(a) and (b) shall be deleted in their entirety.

    2. Termination of the Agreement to Grant License. Effective on the date hereof, the Agreement to Grant License is hereby terminated and shall hereafter be null and void and of no further force or effect. Hegyi hereby represents and warrants to CDI that he has not, as of the date hereof, discovered any "New Invention" (as defined in the "Agreement to Grant License") that he has not disclosed in writing to CDI other than inventions described in the quadrant sensor patent application which is the subject of the License Agreement identified in Recital B above.

    3. Payment to Hegyi. In consideration of the agreements of Hegyi set forth in Section 1 above, on the fourth (4th) business day after the date hereof, CDI shall pay Hegyi Six Hundred
Thirty-five Thousand Five Hundred Fifty-Three  Dollars
($635,553.00).

    4. Rain Sensor License. In the event CDI terminates the rain sensor license set forth in the Rain/Fog Sensor Agreement, CDI shall grant Hegyi an irrevocable royalty-free license to, without duty of accounting, make, use, sell, offer for sale and have made, including the right to sublicense, any product or process which utilizes any claim contained in any patent which (a) Hegyi and CDI jointly hold on the rain sensor, and/or (b) can be licensed, sublicensed or assigned by CDI (without CDI having to pay any royalty) for a rain sensor or a combined rain and fog sensor.

    5. Non-competition Agreement. The parties acknowledge that there are currently four License Areements between Hegyi and CDI:
(1) the License Agreement dated November 6, 1989 originally executed between Hegyi, as licensor, and GTE Products Corporation, as licensee, subsequently assigned by licensee to GTE Control Devices Incorporated in July 1992 and subsequently assigned to CDI in July 1994 which provides for the license of a solar sensor invention (the "Solar Sensor Agreement"); (2) the Rain/Fog Sensor Agreement, which provides for the license of a rain sensor invention and a fog sensor invention; (3) the License Agreement (Twilight Sensor) between CDI and Hegyi dated April 3, 1995, which provides for the license of a twilight sensor invention (the "Twilight Sensor Agreement"); and (4) the License Agreement (Quadrant Sensor) between CDI and Hegyi dated the date of this Agreement, which provides for the license of a quadrant sensor invention (the "Quadrant Sensor Agreement"). (These four License Agreements shall be collectively referred to as the "License Agreements".)

     Until March 31, 2001, or until all of the License Agreements between Hegyi and CDI shall have been terminated, whichever shall first occur, Hegyi shall not (individually, or as any employer, proprietor, partner, stockholder, director, consultant, agent or otherwise) own, manage, operate, participate in, perform services for or otherwise carry on a business which is engaged in the design, manufacture or sale of any Royalty Product, as defined in each such License Agreement, in the United States, Canada, Mexico, Europe, Japan or anywhere else in the world; provided, however, that the restrictions set forth in this Section 5 shall not apply with respect to any product, know-how or invention discovered by Hegyi and either offered to CDI for license, but declined by CDI or for which CDI's license rights are validly terminated in accordance with the provisions of such License Agreements.


    Without limiting the right of CDI to pursue all other legal and equitable rights available to it for violation of this Section 5 by Hegyi, it is agreed that monetary damages cannot fully compensate CDI for such a violation or continuing violation thereof. It is the intent and understanding of each party hereto that if, in any action before any court or agency legally empowered to enforce this Section 5, any term, restriction, covenant or promise is found to be unreasonable and for that reason unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such court or agent.

    6. Registration of Option Shares. The parties acknowledge that Hegyi and his children currently hold an option to purchase 333,333 common shares of CDI granted under the Agreement to Grant License, at a purchase price per share of $5.40 (the "Option Shares").

    (a) Upon the written request of Hegyi, CDI shall, as soon as practicable, use its diligent best efforts to effect all such registrations, qualifications and compliances
(including, without limitations, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities
Act of 1933, as amended (the "Act"), or any other governmental requirements or regulations including, without limitation, Rule 415 promulgated thereunder,) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Option Shares as are specified in such request. CDI shall be obligated to file a registration statement covering the Option Shares on Form S-8, and if Form S-8 is not available, on Form S-3, or a successor form to one of those, if available to CDI, as soon as practicable, and on any other form if such forms, or their successors are not available, but in any event within ninety days, after receipt of the request of Hegyi; provided, however, that if CDI shall furnish to Hegyi a certificate signed by the CEO of CDI stating that in the good faith judgment of the Board of Directors it would be materially detrimental to CDI and its stockholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, CDI shall have an additional period of not more than ninety days within which to file such registration statement; and


    (b) All expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 6, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for CDI shall be borne by CDI; provided, however, that CDI shall not be required to pay fees of legal counsel of Hegyi or underwriters' fees, discounts or commission relating to the Option Shares included in the registration statement.

    (c) In the case of a registration, qualification or compliance effected by CDI pursuant to this Section 6, CDI will keep Hegyi advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, CDI will:

              (i) Keep such registration, qualification or compliance effective (with a prospectus at all times meeting the requirements of the Act) for a period of at least 26 months or until Hegyi has completed the distribution described in the registration statement relating thereof, whichever first occurs;

         (ii) Furnish such number of prospectuses and other documents incident thereto as Hegyi from time to time may reasonably request; and

     (iii) Amend or supplement the prospectus whenever necessary.

(d) Hegyi agrees to stop trading the Option Shares in any period whenever Hegyi obtains possession of material non-public information not disclosed in or incorporated by reference in the prospectus.

    (e) If the Option Shares issuable and deliverable upon the exercise of options are listed on any national securities exchange, CDI shall use its reasonable best efforts to cause, from and after such time as the option becomes exercisable, all Option Shares reserved for issuance to be listed on such exchange upon official notice of issuance of such exercise.

(f) The grant of such option for the Option Shares and the sale of the Option Shares contemplated hereunder is in consideration of the license granted pursuant to the Agreement to Grant License, as set forth in the Quadrant
Sensor License Agreement, and the royalty rate reduction pursuant to this Agreement.


(g) Upon Hegyi making deliveries to CDI pursuant to Section
7 of the "Option to Purchase 200,000 Class A Common
Shares of Control Devices" dated April 1, 1995 reflecting such option to purchase Option Shares, CDI shall issue and deliver to Hegyi, the certificate or certificates pursuant to such section within one business day, if possible, but in any case not more than three business days of receipt of such deliverables.

    7. Successors and Assigns. This Agreement is intended to be binding upon the successors and assigns of CDI and Hegyi, and their respective Affiliates. Neither CDI nor Hegyi may assign this Agreement without the consent of the other, except that CDI may assign this Agreement together with a sale of business transaction. This Agreement shall inure to the benefit of Hegyi's heirs, beneficiaries and permitted assigns.

    8. Applicable Law. This Agreement shall be construed, interpreted and governed by the laws of Michigan.

    9. Waiver of Breach. The failure by either party to exercise a right or enforce an obligation hereunder shall not be construed to be waiver of same by either party with respect to future performance.

    10. Severability. If any portion of this Agreement shall be declared void or unenforceable by any court or administrative body of competent jurisdiction, to the extent such portion is not material to the underlying intent of the agreement, such portion shall be deemed severable from the remainder of this Agreement, which remainder shall continue in all respects valid and enforceable. The parties mutually agree to cooperate in any revision of this contract which may be necessary to meet the requirements of the law.

    11. Force Majeure. Neither party shall be under any liability hereunder to the other party on account of any loss, damage or delay caused by the elements, embargoes, failures of carriers, acts of God or the public enemy or compliance with any law, regulation or other governmental order, whether or not valid, as long as the delay in performance under this Agreement is not greater than the period that the above-mentioned actions or events cause disruption.

    12. Notices. Any notice, request, report or payment required or permitted to be given or made under this Agreement by either party shall be given by sending such notice by registered or certified United States mail, return receipt requested, postage prepaid, or by a national overnight courier service to the address set forth below or such other address as such party shall have specified by written notice given in conformity herewith. Any notice given in accordance with the provisions of this Section shall be effective on the date received, as indicated on the postal service's return receipt, or the overnight courier's records and any notice not so given shall not be valid unless and until actually received as evidenced by competent, written records kept in the normal course of business.

         To Hegyi:           Dr. Dennis J. Hegyi
                             1708 Morton Avenue
                             Ann Arbor, Michigan  48104

         To CDI:             Control Devices, Inc.
                             228 Northeast Road
                             Standish, Maine  04084
                             Attn:  Bruce D. Atkinson, CEO

    13. Valid Authorization. CDI represents and warrants that it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and that this Agreement will not conflict with any agreement or instrument to which CDI is a party. Further, CDI acknowledges and agrees that with respect to performance of its obligations under Section 6 above, time is of the essence.

    IN WITNESS WHEREOF, the parties have duly and properly executed and delivered this Agreement as of the date first written above.


                                  CONTROL DEVICES, INC.


______________________________    By:  _________________________
Dennis J. Hegyi                        Bruce D. Atkinson, CEO


Date:_______________, 1998        Date: ________________, 1998



                                   ACKNOWLEDGMENT


STATE OF MAINE          )
                        )
COUNTY OF               )




    Before me, _____________________ a notary public, the ______________________ day of ___________________, 199___,
appeared Bruce D. Atkinson, the chief executive officer of Control Devices, Inc., who acknowledged the execution of the foregoing agreement on behalf of such corporation.

                                  ______________________________
                                  Signature


                                  ______________________________
                                  Printed Name


My County of Residence:

_______________________

My Commission Expires:

_______________________



                                   ACKNOWLEDGMENT


STATE OF MICHIGAN  )
                   )
COUNTY OF          )




    Before me, _____________________ a notary public, the _____
day of _________________, 199___, appeared Dennis J. Hegyi, who acknowledged the execution of the foregoing agreement in his individual capacity.


                                  ______________________________
                                  Signature


                                  ______________________________
                                  Printed Name


My County of Residence:

_______________________

My Commission Expires:

_______________________